UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

111 Please Ridge Road

Harrison, NY 10528

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP63 FUND, INC.

Ticker: DRIPX

SEMI-ANNUAL REPORT

August 31, 2020

(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.mp63fund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

THE MP63 FUND, INC.

SHAREHOLDER LETTER

AUGUST 31, 2020 (UNAUDITED)

Dear Fellow Shareholders,

The first half of our 22nd fiscal year ended on August 31st, 2020. The effect of the COVID-19 pandemic has had significant and, in many ways, unprecedented impact on the U.S. economy.

Industries such as aerospace, retail, medical devices, airlines and many more faced never-before-seen declines in demand for their goods and services, also dragging the traditional low-cyclical companies such as Staples and Utilities in an economic downturn and double-digit unemployment rates. However, during the process of recovery since March 23rd, our portfolio benefited from the advance in sectors like Technology and Industrials, and specific industries like Online Sales, Home Improvements and Packaged Foods.

Results for the six months that ended August 31 included the following highlights:

The vast majority of our holdings continued to extend their histories of annual dividend increases, despite the economic recession, and the total gross investment income during the period was $899,703, which is up from $857,322 for the same period during the previous year.

DRIPX expense ratio is 0.74%, which compares favorably with other funds in its Category but is more than its fiscal year ending February 29th, 2020, which was 0.69%. The average Expense Ratio of all No-load Large-cap Funds is 0.85%, as of August 31st, according to Morningstar.

The period began with net assets of about $70 million and ended with net assets of about $76 million. The Fund had a total return of 10.18% during the period ended August 31, 2018, compared with 2.08% for the Russell 1000 Value ETF from iShares, which is the best-fit index and 19.63% for the tech-heavy S&P Index.

Typically, we are invested in high-quality, dividend paying companies that offer the public the ability to invest directly through the company-sponsored Dividend Reinvestment Plan (DRIP). We believe that these shareholder friendly companies, in general, out-perform over the long term on a risk/reward basis. Some of our relatively new positions include: the producer of distilled spirits, Brown-Forman Corporation, the health insurance provider, UnitedHealth Group Inc., and the credit services giant, American Express Co.

We continue to limit our top holdings to about 2.5% of total assets and are systematically adding to companies that represent 1% or less of total assets. We believe this approach will continue to minimize portfolio volatility, while building our dividend base.

DRIPX continues to consistently outperform the other funds in its Category (Large-cap Value) as well as its best-fit Index (Russell 1000 Value), and exhibits an overall 5-Star ranking and the Gold Medal by Morningstar®.

THE MP63 FUND, INC.

SHAREHOLDER LETTER (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

As always, we thank you for your confidence, congratulate you for your restraint during market selloffs, and hope you will continue to fund your account(s) with consistent periodic purchases.

Vita Nelson     and     Mario Medina

October 28th, 2020

Past performance is not a guarantee of future results. Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments in the report for complete holdings information.

THE MP63 FUND, INC.

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING AUGUST 31, 2020

	Six Months	1 Year	5 Year	10 Year	Annualized Since Inception	Cumulative Since Inception	Ending Value
The MP63 Fund, Inc.	10.18%	7.58%	11.34%	12.53%	6.70%	302.87%	$ 40,287
S&P 500 Index	19.63%	21.94%	14.44%	15.15%	6.97%	326.25%	$ 42,625
iShares Russell 1000 Value ETF	2.08%	0.76%	7.34%	10.83%	6.33%	247.36%	$ 34,736

$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
Aug-17
Feb-18
Aug-18
Feb-19
Aug-19
Feb-20
Aug-20
The MP 63 Fund, Inc.
S&P 500 Index
iShares Russell 1000 Value ETF

This chart assumes an initial investment of $10,000 made on the closing of February 28, 1999. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The iShares Russell 1000 Value ETF seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The performance information shown represents past performance and should not be interpreted as indicative of The MP63 Fund, Inc.'s future performance. The performance also reflects reinvestment of all dividend and capital gain distributions. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

THE MP63 FUND, INC.

PORTFOLIO ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials 4.61%
Communication Services 2.86%
Consumer Cyclical 13.24%
Consumer Defensive 16.37%
Energy 1.41%
Financial Services 8.73%
Healthcare 10.36%
Industrials 23.05%
Money Market Fund 0.84%
Technology 9.87%
Utilities 8.66%

Sectors are categorized using Morningstar® classifications.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020 (UNAUDITED)

Shares/Principal Amount of Assets		Fair Value

COMMON STOCKS (United States) - 98.43%

Aerospace/Aircrafts/Defense - 3.24%
3,985	Boeing Co. *	$ 684,703
29,291	Raytheon Co.	1,786,751
		2,471,454
Auto Parts - Retail/Wholesale - 1.35%
10,955	Genuine Parts Co.	1,034,590

Banks - 3.69%
38,441	Bank of America Corp.	989,471
19,765	Truist Financial Corp.	767,080
29,265	US Bancorp	1,065,246
		2,821,797
Beverages - 2.95%
22,530	Coca-Cola Co.	1,115,911
8,110	PepsiCo, Inc.	1,135,887
		2,251,798
Biological Products - 0.37%
4,220	Gilead Sciences, Inc.	281,685

Cable & Other Pay Television Services - 1.68%
28,625	Comcast Corp., Class A	1,282,686

Chemicals - Diversified - 2.47%
22,237	RPM International, Inc.	1,885,031

Commercial Services - 2.11%
8,186	Ecolab, Inc.	1,613,297

Communication Equipment - 1.84%
11,830	Qualcomm, Inc.	1,408,953

Containers - Paper/Plastic - 1.35%
93,160	Amcor, Plc. (Jersey)	1,030,350

Cosmetics & Personal Care - 1.40%
13,517	Colgate-Palmolive Co.	1,071,357

Diversified Operations - 3.07%
6,217	3M Co.	1,013,495
40,967	Corning, Inc.	1,329,789
		2,343,284

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Shares/Principal Amount of Assets		Fair Value

Electronic Equipment - 2.36%
9,765 Carrier Global Corp.		291,485
17,290 Emerson Electric Co.		1,201,136
4,882 Otis Worldwide Corp.		307,078
		1,799,699
Electronic - Semiconductors - 2.08%
31,120	Intel Corp.	$ 1,585,564

Financial Services - 1.75%
1,980	American Express Co.	201,148
14,870	Paychex, Inc.	1,137,109
		1,338,257
Food, Beverage & Tobacco - 0.01%
100	Brown Forman Corp. Class B	7,317

Food - Misc. Preparation - 5.63%
19,915	Archer Daniels-Midland Co.	891,395
28,697	ConAgra Foods, Inc.	1,100,817
13,430	General Mills, Inc.	858,849
28,428	Hormel Foods Corp.	1,449,260
		4,300,321
General Household Products - 2.02%
9,578	Stanley Black & Decker, Inc.	1,544,931

Healthcare - 0.57%
3,587	AbbVie, Inc.	343,527
295	UnitedHealth Group, Inc.	92,202
		435,729
Insurance - Life/Property/Casual - 2.43%
21,030	AFLAC, Inc.	763,810
9,404	Travelers Companies, Inc.	1,091,240
		1,855,050
Leisure Products - 1.15%
8,716	Polaris, Inc.	880,665

Leisure Services - 1.25%
7,266	The Walt Disney Co. *	958,167

Machinery - Const./Mining/Farming - 4.14%
9,344	Caterpillar, Inc.	1,329,745
8,736	Deere & Co.	1,835,084
		3,164,829

The accompanying notes are an integral part of these financial statements.

Shares/Principal Amount of Assets	Fair Value

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Machinery - Electrical Equipment - 3.58%
12,324	Dover Corp.	1,353,668
7,930	Johnson Controls International, Plc. (Ireland)	322,989
15,908	Tennant Co.	1,057,405
		2,734,062
Manufacturing - 2.53%
9,793	Illinois Tool Works, Inc.	1,934,607

Medical/Dental - Supplies - 2.20%
6,905	Becton Dickinson & Co.	$ 1,676,327

Medical Instruments/Products - 1.73%
12,320	Medtronic, Plc. (Ireland)	1,324,030

Medical Drugs - 5.41%
15,245	Abbott Laboratories	1,668,870
11,218	Johnson & Johnson	1,720,953
4,847	Merck & Co., Inc.	413,304
8,790	Pfizer, Inc.	332,174
		4,135,301
National Commercial Banks - 0.79%
6,040	JPMorgan Chase & Co.	605,148

Paper & Paper Products - 1.70%
8,240	Kimberly Clark Corp.	1,299,942

Petroleum Refining - 1.40%
12,724	Chevron Corp.	1,067,925

Refuse Systems - 1.71%
11,440	Waste Management, Inc.	1,304,160

Retail - Catalog & Mail Order Houses - 1.04%
229	Amazon.com, Inc. *	790,270

Retail - Food & Restaurant - 1.95%
6,528	Starbucks Corp.	551,420
9,775	Yum! Brands, Inc.	936,934
		1,488,354
Retail - Variety Stores - 2.49%
5,474	Costco Wholesale Corp.	1,903,091
Retail/Wholesale - Building Products - 2.53%
6,780	Home Depot, Inc.	1,932,571

	The accompanying notes are an integral part of these financial statements.
Shares/Principal Amount of Assets		Fair Value

Services - Computer Programming, Data Processing, Etc. - 1.25%
587	Alphabet, Inc. Class A *	956,534

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Services - Prepackaged Software - 2.89%
9,777	Microsoft Corp.	2,205,007

Shoes & Related Apparel - 0.87%
5,942	Nike, Inc. Class B	664,850

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.07%
11,413	Proctor & Gamble Co.	1,578,760

Telecommunications Services - 1.16%
29,700	AT&T, Inc.	$ 885,357

Textile - Apparel/Mill Products - 1.22%
14,180	VF Corp.	932,335

Transportation - Railroads - 2.40%
9,511	Union Pacific Corp.	1,830,297

Utility - Electric - 5.72%
9,639	Dominion Energy, Inc.	756,083
12,031	Duke Energy Corp.	966,571
30,640	MDU Resources Group, Inc.	723,717
6,879	NextEra Energy, Inc.	1,920,410
		4,366,781
Utility - Gas Distribution - 0.82%
13,730	National Fuel Gas Co.	626,637

Utility - Water - 2.06%
36,995	Essential Utilities, Inc.	1,572,288

TOTAL FOR COMMON STOCK (Cost $36,131,553) - 98.43%		75,181,445

The accompanying notes are an integral part of these financial statements

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

MONEY MARKET FUND - 1.49%
Fidelity Investments Money Market Funds - Gov't Portfolio, Class I (Cost $882,828) 0.01%**	$ 882,828

TOTAL INVESTMENTS - 99.26% (Cost $37,014,381) (Note 4)	76,064,273

OTHER ASSETS LESS LIABILITIES - 0.74%	317,936

NET ASSETS - 100.00%	$ 76,382,209

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at August 31, 2020.

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2020 (UNAUDITED)

Assets
Investments at Fair Value (Cost $37,014,381)	$ 76,064,273
Receivables
Dividends and Interest	189,847
Shareholder Subscriptions	13,727
Portfolio Securities Sold	430,354
Prepaid Expenses	23,597
Total Assets	76,721,798
Liabilities
Shareholder Redemptions	12,014
Portfolio Securities Purchased	279,938
Other Accrued Expenses	10,329
Accrued Directors Fees (Note 3)	3,244
Accrued Fund Servicing Fees (Note 3)	3,639
Accrued Administrative Fees (Note 3)	8,852
Accrued Advisor Fees (Note 3)	21,573
Total Liabilities	339,589

Net Assets	$ 76,382,209

Net Assets Consist of:
Capital Stock, $0.001 par value; 1 billion shares
authorized; 3,253,312 shares issued and outstanding	$ 3,253
Additional Paid in Capital	35,255,785
Distributable Earnings	41,123,171
Net Assets	$ 76,382,209

Net Asset Value and Offering Price ($76,382,209/3,253,213)	$ 23.48

Redemption Price Per Share ($23.48 x .99)*	$ 23.25

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

STATEMENT OF OPERATIONS

For the six months ended AUGUST 31, 2020 (UNAUDITED)

Investment Income:
Dividend Income	$ 899,455
Interest Income	248
Total Investment Income	899,703
Expenses:
Advisor fees (Note 3)	121,747
Administration fees (Note 3)	29,406
Fund servicing expense (Note 3)	21,288
Registration fees	17,218
Insurance expense	4,840
Printing and postage expense	6,128
Compliance fees (Note 3)	6,083
Miscellaneous expense	3,422
Custody fees	9,276
Legal fees	17,946
Director fees (Note 3)	4,055
Audit fees	16,153
Total Expenses	257,562

Net Investment Income	642,141

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	770,867
Change in Unrealized Appreciation on Investments	5,196,113
Net Realized and Unrealized Gain on Investments	5,966,980

Net Increase in Net Assets from Operations	$ 6,609,121

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	For the	For the
	Six Months Ended	Year Ended
	August 31, 2020	February 29, 2020
From Operations:
Net Investment Income	$ 642,141	$ 1,261,630
Realized Gain on Investments	770,867	1,237,097
Unrealized Appreciation (Depreciation) on Investments	5,196,113	(146,929)
Increase in Net Assets from Operations	6,609,121	2,351,798

From Distributions to Shareholders:
Distributions	-	(2,620,730)	*
Change in Net Assets from Distributions	-	(2,620,730)

From Capital Share Transactions
Proceeds From Sale of Shares	2,528,214	5,211,376
Shares Issued on Reinvestment of Dividends	-	2,592,320
Cost of Shares Redeemed
(net of redemption fees $1,209 and $3,532, respectively)	(2,617,368)	(5,603,671)
Net Increase from Shareholder Activity	(89,154)	2,200,025

Net Increase in Net Assets	6,519,967	1,931,093

Net Assets at Beginning of Period	69,862,242	67,931,149
Net Assets at End of Period	$ 76,382,209	$ 69,862,242

Share Transactions:
Issued	98,301	226,538
Reinvested	-	109,150
Redeemed	(122,939)	(244,358)
Net Increase in shares	(24,638)	91,330
Shares outstanding beginning of period	3,277,950	3,186,620
Shares outstanding end of period	3,253,312	3,277,950

* For the year ended February 29, 2020, total distributions consisted of long term capital gains of $1,372,969, short term capital gains of $14,450, and net investment income of $1,233,311.

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited)	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	For the
	Six Months Ended
	August 31, 2020	February 29, 2020	February 28, 2019	February 28, 2018	February 28, 2017	February 29, 2016
Net Asset Value -
Beginning of Period	$ 21.31	$ 21.32	$ 21.26	$ 19.41	$ 16.65	$ 18.76

Net Investment Income	0.20	0.39	0.40	0.36	0.37	0.34
Net Gains (Losses) on Securities (realized and unrealized)	1.97	0.42	0.85	1.91	3.18	(1.31)
Total from Investment Operations	2.17	0.81	1.25	2.27	3.55	(0.97)

Early Redemption Fees	0.00*	0.00*	0.00*	0.00*	0.00*	0.00*

Distributions (From Net Investment Income)	0.00	(0.39)	(0.40)	(0.36)	(0.37)	(0.33)
Distributions (From Capital Gains)	0.00	(0.43)	(0.79)	(0.06)	(0.42)	(0.81)
Total Distributions	0.00	(0.82)	(1.19)	(0.42)	(0.79)	(1.14)

Net Asset Value -
End of Period	$ 23.48	$ 21.31	$ 21.32	$ 21.26	$ 19.41	$ 16.65

Total Return (a)	10.18%	3.42%	6.61%	11.66%	21.55%	(5.25)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	76,382	69,862	67,931	66,311	61,554	51,826
Ratio of Expenses to Average Net Assets	0.74%**	0.69%	0.72%	0.75%	0.77%	0.80%
Ratio of Net Investment Income to Average Net Assets	1.86%**	1.72%	1.89%	1.78%	2.00%	1.92%
Portfolio Turnover Rate	4.85%	5.66%	5.87%	5.38%	3.95%	3.56%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005

** Annualized

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2020 (UNAUDITED)

 NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors (the “Board”).  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at fair value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board.  Portfolio companies during this reporting period are all widely traded, and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2020:

(Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$75,181,445	$ -	$ -	$75,181,445
Money Market Fund	882,828	-	-	882,828
Total	$76,064,273	$ -	$ -	$76,064,273

The Fund did not hold any Level 3 assets during the six months ended August 31, 2020.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period. The Fund did not engage in any derivative transactions during the six months ended August 31, 2020.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the year ended February 29, 2020, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s open tax years or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

during the six months ended August 31, 2020, the Fund did not incur any interest or penalties.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of 0.35% of the daily net asset value.  For the six months ended August 31, 2020 the Advisor earned fees of $121,747.  At August 31, 2020, the Fund owed the Advisor $21,573 for advisory fees.

The Advisor has voluntarily agreed to defer its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed are subject to reimbursement by the Fund, if so requested by the Advisor, up to three fiscal years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above. The Advisor did not defer any fees or reimburse the Fund during the six months ended August 31, 2020.

The Fund has agreements in place with Mutual Shareholder Services ("MSS") to provide administrative, transfer agency, and fund accounting services.  Under these agreements, MSS is paid a fixed annual fee for accounting and administration services which increases incrementally at specified asset thresholds, plus blue sky servicing fees paid on a per filing basis.  For transfer agency services, MSS receives a fixed fee per account, subject to an annual minimum.  For the six months ended August 31, 2020, the Fund paid MSS $59,406 for the services that it provided to the Fund, comprised of $18,605 in accounting and administrative services and $10,801 in transfer agency services.  At August 31, 2020, $8,852 was due to MSS for services provided.

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

An affiliate of the Advisor provides services to the Fund. These fund servicing expenses amounted to $21,288 for the six months ended August 31, 2020.  At August 31, 2020, the Fund owed $3,639 for fund servicing expenses.

Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.  The Fund currently pays each Independent Director an annual retainer of $2,000 for regular compensation.  The Fund currently does not pay special compensation to any Director.  Vita Nelson, as the Interested Director, does not receive any compensation from the Fund for her services as a Director. For the six months ended August 31, 2020, the Fund incurred $4,055 in regular compensation director fees and expenses.

The Fund pays the Chief Compliance Officer $1,000 per month. For the six months ended August 31, 2020, the Fund paid the Chief Compliance Officer $6,083.

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended August 31, 2020, purchases and sales of securities, excluding short-term investments, aggregated $3,325,837 and $3,328,048, respectively. Cumulative unrealized appreciation (depreciation) amounted to the following: Unrealized appreciation $39,826,547 Unrealized depreciation ($776,655), Net unrealized appreciation $39,049,892.

For Federal income tax purposes, the cost of investments owned at August 31, 2020 was $37,014,381. The difference between book and tax cost of investments represents the deferral of losses on wash sales.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 29, 2020, the components of net assets on a tax basis were as follows: Ordinary income $99,713, Long term gains $585,947 Unrealized appreciation $34,768,212 Unrealized depreciation ($939,822).

The tax character of distributions paid during the fiscal year ended February 29, 2020 was as follows:

Distributions paid from: Ordinary income $1,247,760, Long term capital gains $1,372,970.

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

The tax character of distributions paid during the fiscal year ended February 28, 2019 was as follows:

Distributions paid from: Ordinary income $1,234,569, Long term capital gains $2,408,992.

No distributions were paid as of the six months ended August 31, 2020.

NOTE 6.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 7.  CHANGE OF SERVICE PROVIDER

At its April 22, 2020 annual meeting, the Board and the Independent Directors, with the approval and recommendation of the Audit Committee, selected Cohen & Co.  (“Cohen”), to replace WithumSmith+Brown, PC (“Withum”), as the Fund’s independent registered public accounting firm for the Fund for the Fund’s fiscal year ending February 28, 2021. For the most recent fiscal period, Withum audited the Fund’s financial statements. Withum’s audit reports  on the financial statements of the Fund for the fiscal years/periods ended February 28, 2005 through February 29, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Fund and Withum on accounting principles, financial statement disclosures or audit scope, which, if not resolved to Withum’s satisfaction,  would have caused Withum  to make reference to the disagreement in their reports on the financial statements for such years.

NOTE 8.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

NOTE 9.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued.  Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require disclosure in the financial statements.

THE MP63 FUND, INC.

EXPENSE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including brokerage and other costs associated with portfolio purchases and sales, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; service provider fees and expenses and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2020 through August 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,101.83	$3.92
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,021.48	$3.77

* Expenses are equal to the Fund's annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE MP63 FUND, INC.

TRUSTEES & OFFICERS

AUGUST 31, 2020 (UNAUDITED)

 The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Gloria Schaffer Age: 90 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Susan Ryan Age: 70 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since March 2016	Vice President, C.A. White (real estate development and management company)	1	Board member, Shambhala USA and Shambhala Canadian, both religious non-profit organizations
Edward Shashoua Age: 61 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	Primary Care Internist, Newton-Wellesley Physicians; Owner/Trustee, Brandywine Development Co. (real estate development)	1	Director, Ischemix, Inc.
Daniel Mandell Age: 57 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	General Council and Vice President, DialogueDirect Inc.; Founding member, Carabello & Mandell (law firm)	1	DialogueDirect, Inc. - Director

THE MP63 FUND, INC.

TRUSTEES & OFFICERS (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Interested Directors:

Vita Nelson 1,2 Age: 83 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
J. Mario Medina Age: 54 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Treasurer	Indefinite – since 2017	Co-manager of the Fund since July 1, 2017; editor and senior analyst for Julie Stav Inc.	1	None
Leonard Barenboim Age: 59 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Chief Compliance Officer	Indefinite – since 2017	CEO and Chief Compliance Officer, Temper of the Times Investor Services, Inc.; Principal and project manager, ELBI Systems LLC; Chief Compliance Officer, Moneypaper Advisor Inc..	1	None

Principal Officers who are not Directors:

Lee Reiner Nelson 1 Age: 58 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Secretary	Indefinite – since 2019	President and CEO, EMA, LLC	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.

(1)Lee Reiner Nelson is Vita Nelson’s son.

(2)Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

ADDITIONAL INFORMATION

AUGUST 31, 2020 (UNAUDITED)

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

INFORMATION REGARDING PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-PORT’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

INVESTMENT ADVISORY AGREEMENT

The Board of Directors of The MP63 Fund, including the Independent Directors voting separately, reviewed and approved the continuance of the Fund’s Investment Advisory Agreement (“Advisory Agreement”) with Moneypaper Advisor, Inc. (the “Advisor”) at a  meeting held on April 22, 2020 the “Meeting”).  All of the Directors, including all of the Independent Directors, were present telephonically for the Board’s consideration and approval of these matters.1

At the Meeting, Counsel advised the Directors and the Independent Directors of their statutory and fiduciary obligations in determining whether to approve the continuance of the Advisory Agreement.  In connection with their consideration of these matters, the Independent Directors requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and to determine whether the Agreement continues to be in the best interests of the Fund and its shareholders, and the Advisor provided both written and oral information responsive to the Board’s request. In particular, the Directors requested and reviewed information provided by the Advisor related to the following: (i) the nature, extent and quality of the services provided by the Advisor, (ii) the investment performance of the Fund; (iii) the

___________________________

1. All of the participants in the Board’s April 22, 2020 Board Meeting, including the Executive Session, participated telephonically and/or by video conference  in accordance with the terms of an industrywide no-action letter issued on March 13, 2020 by the SEC's Division of Investment Management related to the potential effects of the COVID-19 virus. The crux of the no-action announcement was that the SEC temporarily suspended the requirement that Board meetings to consider and approve advisory contracts and approve auditors (and other matters as well) occur in person. The SEC's original Order of March 13, 2020 applied to Board meetings that occurred between that date and June 15, 2020.  The SEC subsequently extended the termination date twice, by Orders that were entered on March 25, 2020 and June 19, 2020, and the new termination date will be no earlier than December 31, 2020.

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

With respect to the nature, extent and quality of the services provided by the Advisor, the Directors reviewed the background, qualifications, education and experience of the Advisor’s investment, operational and compliance personnel. The Directors considered the roles of each person as well as their relevant experience in the financial services industry, noting in particular that Vita Nelson had managed the Fund's assets since its inception in 1999 and that Mario Medina, who was appointed as co-manager of the Fund effective July 1, 2017, has extensive investment-related financial experience, including serving as an editor and senior analyst at a firm that contributes to and encourages the financial education of the Hispanic community in the United States and globally, with a focus financial education programs relating to the benefits of low-cost direct investing in index funds, no-load mutual funds and dividend reinvestment plans (DRIPs). The Directors also discussed and considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.  The Directors also considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.

With respect to performance, the Directors reviewed the Fund’s performance over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds. The Directors found that while the Fund’s performance historically has been in line with the large cap equity markets, they also evaluated the Fund's performance relative to its primary benchmark index, the S&P 500 Index, and to its Morningstar category and benchmark. In particular, the Directors noted that as of the end of the calendar year (December 31), the Fund had achieved positive annual returns for each year from 2009 through 2019 other than 2015 and 2018.  The Directors further noted that as of February 29, 2020, the Fund had achieved positive annualized returns across all standard annualized performance measurement time frames, including 1 year, 3 year, 5 year, 10 year, and 15 year periods.

With respect to its performance relative to its primary benchmark, the S&P 500, the Directors noted that as of December 31, 2019, the Fund had underperformed the benchmark for 1 year, 3 year, 5 year, and 10 year performance, but had outperformed the S&P 500 since the Fund’s inception on March 1, 1999.  The Directors also took notice, however, that very few funds are outperforming the S&P 500 Index unless they invest in the large cap growth technology companies that have dominated the performance of that index.

The Board also considered that the Fund is categorized by Morningstar in the Large Cap Value category,  and that the Fund’s performance relative to the Morningstar Large Cap Value category average and the Russell 1000 Value Index (the broad-based benchmark

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

index that Morningstar assigns to the Fund) has been very strong.  In that regard, they noted that  the Fund had outperformed both its Morningstar Category (Large Cap Value) and the Morningstar Index (Russell 1000 Value) for  1 year, 3-year, 5-year, 10 year, and 15 year periods.  In addition, the Directors considered that the Fund had achieved a top quartile percentage rank in the Morningstar Large Cap Value category for 2016, 2018, 2019, and year to date 2020 through February 29, 2020.  They also noted that the Fund had achieved a five-star gold quantitative rating from Morningstar as of January 31, 2020, with below average risk relative to the Morningstar category and high return relative to the Morningstar category.

Based on the totality of this information, the Board found that the Fund's performance reflected the Adviser’s ability to effectively manage the Fund's assets on a long-term basis in different market environments. The Board concluded that the Fund has performed well on a consistent long-term basis under the Adviser's management.

With respect to the fees and expenses paid by the Fund, the Board noted that the Advisory fee rate of 0.35%, which had not changed since the Fund’s inception, had resulted in the Adviser receiving $256,230 in advisory fees for the fiscal year ended February 29, 2020, up from $231,666 in advisory fees for the fiscal year ended February 28, 2019, and from $224,259 for the fiscal year ended February 28, 2018.    The Directors also noted the Fund’s annualized expense ratio of 0.69% for the fiscal year ending February 29, 2020 (down from 0.72% for the fiscal year ending February 28, 2019 and from 0.75% for the fiscal year ended February 28, 2018) compared quite favorably to the average expense ratio for all funds in Morningstar's Large Cap Value Category for the same time periods.  After discussion, the Board concluded, based on the information provided to it at the Meeting, that the Adviser’s fee and the Fund's total expense ratio were low compared with similar funds and therefore acceptable to the Board.

The Directors considered that while the Adviser receives no other fees related to its management of the Fund, the Adviser’s parent, Moneypaper Publications, LLC, receives a monthly fee of $3,500 for performing certain administrative services for the Fund. Those services include (i) negotiating with and supervising the Fund's other service providers, (ii) preparing shareholder communications, including designing and preparing shareholder documents, (iii) production-related services, and (iv) maintaining the Fund’s website. In connection with this contract, the directors considered that such administrative fees, which by contract are not to exceed $7,500 per month, were $3,500 per month -- or $42,000 for the last fiscal year--and have been at that level consistently since November 2007. The Board further considered that these fees, which the Adviser classified as a fallout benefit from the Adviser’s relationship with the Fund, were included in the Fund's total expense ratio, which they determined was lower than average  expense ratios in the Funds’ Morningstar Large Cap Value category.

With respect to the Adviser’s profitability resulting from its relationship with the Fund, the Directors considered and discussed with the Adviser the pro forma profit and loss statement that the Adviser had provided for the period for the twelve month period ending February 29, 2020 (corresponding to the Fund’s fiscal year-end), noting that the Adviser realized a small profit on advisory fee revenues of approximately $255,648

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

during that time.  The Directors noted that since the Adviser managed only the Fund and no other accounts, such profit and loss statement fully encompassed the Adviser’s profitability resulting from its relationship with the Fund.  In order to assess the overall financial condition of the Adviser, the Directors in addition discussed with the Adviser the financial condition of the Adviser, the Adviser’s parent company, and other companies under common control.  Finally, the Directors considered the terms and conditions of the errors and omissions policy and how that policy would affect the Adviser’s ability to meet unexpected financial contingencies.   Based on all the information presented, the Independent Directors concluded that the Adviser is financially capable of satisfying its obligations under the Investment Advisory Agreement.

With respect to economies of scale, the Directors noted that the Advisory Agreement does not contain breakpoints that would reduce the advisory fee rate on assets above specified levels. The Directors agreed that breakpoints may be an appropriate way for the Adviser to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets. However, the Directors recognized that the Fund had not yet reached asset levels where the Adviser could realize significant economies of scale and thus concluded that it was not necessary to consider breakpoints at that time.

Finally, the Directors reviewed the Fund’s brokerage practices and discussed the Adviser’s “soft dollar” practices. The Directors noted with approval that the Adviser did not currently engage in any soft dollar relationships. They also discussed and reviewed the average commission rates paid by the Fund, and concluded that they are reasonable.

Prior to voting, the Independent Directors reviewed the proposed renewal of the Investment Advisory Agreement with management and had the opportunity to meet in a private executive session at which no representatives of the Adviser were present.

After having received the Adviser’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Directors concluded that:

(i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, the Adviser has provided quality services to the Fund as compared to similarly situated funds;

(ii) the Fund’s advisory fee is lower than the average of comparably managed funds, and the Adviser is providing quality portfolio management services to the Fund;

(iii) shareholders are being provided quality investment management services at a total expense ratio that compares favorably to other funds managed in the same investment style;

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

(iv) at the present time and at current asset levels, it would not be necessary to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale; the Independent Directors did note, however, that if the Fund begins to experience significant growth in its assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Advisory Agreement;

(v) while there are certain “fallout benefits” to the Adviser flowing from its relationship to the fund,  including the administrative services fee that the Fund pays to the Adviser’s   parent company, given the amounts involved, these are viewed as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation to be determinative to the Directors’ and Independent Directors’ decision to approve continuance of the Investment Advisory Agreement. Rather, the Directors and Independent Directors concluded, weighing and balancing all the factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

As a result of their considerations, the Board of Directors, including all of the Independent Directors, determined that the continuation of the current advisory agreement between the Fund and the Adviser is in the best interests of the Fund and its shareholders, and adopted resolutions to that effect.

Investment Adviser

Moneypaper Advisor, Inc.

Distributor

Arbor Court Capital, LLC

 Administrator, Transfer Agent, &

Shareholder Servicing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, N.A.

Legal Counsel

Bernstein Shur Sawyer & Nelson

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

This report is provided for the general information of MP63 Fund, Inc. shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 3, 2020

By /s/Mario Medina

*Mario Medina

Treasurer

(principal financial officer)

Date November 3, 2020

* Print the name and title of each signing officer under his or her signature.